UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             March 20, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 20, 2007, The Southern Company (“Southern”) entered into an Underwriting Agreement covering the issue and sale of $400,000,000 aggregate principal amount of its Series 2007B Floating Rate Extendible Senior Notes (the “Series 2007B Senior Notes”). The Series 2007B Senior Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the shelf registration statement (Registration Statement Nos. 333-138503, 333-138503-01 and 333-138503-02), as amended, of Southern.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits
1.2	Underwriting Agreement relating to the Series 2007B Senior Notes, dated March 20, 2007, among Southern and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as the Underwriters.
4.2	Second Supplemental Indenture to the Senior Note Indenture dated as of March 28, 2007, providing for the issuance of the Series 2007B Senior Notes.
4.13	Form of Series 2007B Senior Note (included in Exhibit 4.2 above).
5.1	Opinion of Troutman Sanders LLP relating to the Series 2007B Senior Notes.
8.1	Tax Opinion of Troutman Sanders LLP.
12.1	Computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2007	THE SOUTHERN COMPANY By /s/Patricia L. Roberts Patricia L. Roberts Assistant Secretary